Trade and Other receivables	12 Months Ended
Dec. 31, 2021
Financial Debt
Disclosure of trade and other receivables [text block]

11.    Trade and Other receivables

	As at December 31
(in EUR 000)	2021	2020
Trade receivables	226	—
R&D incentive receivable (Australia)	1,616	951
VAT receivable	524	607
Current tax receivable	71	(3)
Other	75	89
Total trade and other receivables	2,512	1,644

R&D incentive receivables relates to incentives received in Australia as support to the clinical trials and the development of the Genio® system.

The increase of  €226,000 in trade receivables as at December 31, 2021 is due to generated revenue by the Company in Germany, Spain and Belgium. The increase of €0.7 million in the R&D incentive receivable (Australia) relates to additional R&D incentives claimed during 2021. The current tax receivable relates to excess payment of corporate income tax in Israel.